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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in this Registration Statement on Form S-4 of Ariba, Inc. of our report dated May 24, 2000 relating to the financial statements of Agile Software Corporation, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts".

/s/ PricewaterhouseCoopers LLP

San Jose, California
February 8, 2001